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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 16, 2004

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                  001-13711           13-3429953
    (State or other jurisdiction of     (Commission        (IRS Employer
     incorporation or organization)     File Number)     Identification No.)

      4211 W. Boy Scout Boulevard, Tampa, Florida              33607
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The following information is filed pursuant to Regulation FD Disclosure:

On December 16, 2004, Walter Industries announced that its Board of Directors approved up to $135 million for a capital investment program to significantly increase coal production capacity at Jim Walter Resources, Inc. Mine No 7. In the same press release, the Company announced that Jim Walter Resources, Inc. has negotiated several international metallurgical coal contracts for prices in excess of $100 per short ton. A copy of the Walter Industries, Inc.'s press release is filed herewith as Exhibit 99 and hereby incorporated by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WALTER INDUSTRIES, INC.

                                      By:    /s/ Victor P. Patrick
                                             -----------------------------------
                                      Title: Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date: December 17, 2004

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Exhibit Index

(99)  Press release dated:  December 16, 2004, issued by Walter Industries, Inc.